UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/06

Date of reporting period: 06/30/06

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Item 1.  Reports to Stockholders.

Bryce Capital Growth Fund

Bryce Capital Value Fund

Annual Report to Shareholders

June 30, 2006

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Performance Returns

Bryce Capital Growth Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Bryce Capital Value Fund

Portfolio Commentary

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Shareholder Fee Examples

Letter to Shareholders

Dear Valued Shareholder:

June 30, 2006

As a fellow shareholder, again let me thank you for your investment in the Bryce Family of Mutual Funds.  I would like to also welcome the many new shareholders we have in our funds since the last report.

We are pleased to report that the Bryce Funds have continued to outperform the benchmark S&P 500 Index* since inception and over the past one year through the first half of 2006. For more specific information on each individual fund, I ask you to refer to the specific Fund report.

The first half of 2006 saw a good deal of volatility in the stock markets, but very little progress when all was said and done.  Many of the same concerns are still hanging over the markets and the economy.  Energy prices are once again nearing new highs and much of the first half saw a big run up in commodity prices of all kinds.  The Federal Reserve, under new leadership, continued to raise rates resulting in increased talk of a significant slow down in the economy, a recession or even stagflation. The new Fed Chairman Ben Bernanke has big shoes to fill replacing Alan Greenspan and is taking over in the midst of a multi-year tightening cycle that many feel will go too far in attempting to control inflation. In addition, increased tensions in the Middle East and especially with Iran weighed heavily on the markets.  On the earnings front, most companies continued to announce strong earnings reports with the vast majority of companies either meeting or beating Wall Street’s earnings estimates. While the earnings were good, companies had to change the way in which they accounted for or expensed for stock options that were granted. In a number of cases this resulted in some confusion, as companies had to restate their earnings. Concerns have also increased in regard to the consumer and their ability to continue to spend while facing much higher gas prices. With so much more of their discretionary income going into their gas tanks, expectations were that dollars would not be available for less essential needs and that purchases would be delayed.

As we look forward to the rest of 2006, we do not see many of the overhangs on the market clearing up any time soon.  Middle East tensions appear as an issue that is not about to go away any time soon or are the continued threats of terrorism.  Both weigh on the price of oil with the heating season not that far off. The Federal Reserve is entering the second half of the year with the plan of continuing on with their tightening campaign, although their prepared statements discuss the risks associated with doing so on the economy.  On the positive side, corporate earnings should they remain at current trends, especially in what is still a historically low interest rate environment should help to encourage additional dollars into the stock market.  In addition, many companies feeling that the market as a whole is undervalued are using their cash buildups on their balance sheets to do acquisitions of other companies. This is also a positive sign for the stock market.

Again, I would like to thank you for the opportunity that you have provided us at the Bryce Funds. We take the trust you have placed in us very seriously.

Ed Sheidlower, CMFC

President, Bryce Capital Funds

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general. You cannot invest directly in an index. Mutual Fund fee data derived from Investment Company Institute, Morningstar, Inc.

Bryce Capital Funds
Performance Results

	Bryce Capital Value Fund			Bryce Capital Growth Fund			Benchmark
		Quarterly	Relative		Quarterly	Relative	S&P
Date	NAV	Return	to S&P 500	NAV	Return	to S&P 500	500 Index*
Quarterly
9/14/2004	$10.00	-	-	$10.00	-	-	-

12/31/2004	$10.78	7.8%	0.4%	$10.74	7.4%	0.0%	7.4%

3/31/2005	$10.78	-0.1%	2.1%	$10.44	-2.8%	-0.7%	-2.2%

6/30/2005	$11.20	3.9%	2.5%	$10.71	2.6%	1.2%	1.4%

9/30/2005	$12.25	9.4%	5.7%	$11.55	7.9%	4.2%	3.6%

12/31/2005	$12.61	2.9%	0.1%	$11.77	1.9%	-1.0%	2.9%

3/31/2006	$13.94	10.6%	6.4%	$12.26	4.2%	0.0%	4.2%

6/30/2006	$13.12	-5.9%	-4.5%	$11.40	-7.0%	-5.6%	-1.4%

One Year		17.1%	7.6%		6.5%	-3.1%	9.5%
Through 06/30/06

Since Inception		31.2%	17.1%		14.0%	-0.1%	14.1%
from 9/14/2004

*Benchmarks

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund:

The performance of the equity markets so far this year as well as over the past year continued to be dominated by value oriented stocks.  These stocks are very cyclical in nature and dependent on the economic cycle and commodity prices.  They are also stocks that have no business being in a growth fund because their earnings and revenues in many cases show little growth characteristics. The disparity of performance between the S&P Barra Growth Index* and the S&P Barra Value Index* is extremely telling.  Over the past year, the S&P 500 is up 8.67% through June 30th.  During this same time span, the S&P Barra Value Index is up 10.67% while the Barra Growth is only up 3.77%.  Since inception the spread is even more impressive.  Since inception of the Fund on September 14, 2004, the S&P 500 is up 14.71%, the Barra Value Index is up 20.84% and the Barra Growth is up only 7.79%.  I mention these returns as an example of just how value oriented the stock market has been since the inception of the Funds and the head winds that the Growth Fund has been operating against.

That being said, the Bryce Capital Growth Fund has performed well in this environment, close to doubling the return of the Barra Growth Index since inception and on a one year basis and staying neck and neck with the S&P 500 Index during both periods, as you are able to see on the performance chart included with this report.

Starting out the year, the Fund was positioned with the largest sector weighting being in the technology sector. This sector performed very well last year for the fund and continued into the start of the year.  That changed dramatically at the conclusion of the first quarter as technology stocks were punished as the Federal Reserve continued to raise rates and investors feared a significant slow down in the economy and the subsequent tightening of purse strings for technology spending.  The concern was also centered around fears that inflation would curb GDP even further. The group as a whole as measured by the S&P Technology Index (XLK) was down 8.2% in the second quarter.  We lightened up the sector as a result until we see better visibility for the group.  We also locked in some gains in the healthcare sector and used some of the proceeds to add to financials, which had been underweighted.

Looking more specifically at the biggest contributors and detractors from performance, there is no one sector that helped more than others as the gainers were spread amongst many industries. On the downside, as previously mentioned the negative contributors almost exclusively came from technology with four of the top five biggest losers coming from that industry.  In the first half of the year, Apple Computer, Marvel Technology, ATI Technologies and Sandisk all hurt performance.  Sandisk was punished for an acquisition that they did of Msystems a direct competitor and one that they felt gave them tremendous synergies.  The other companies had nothing specific to their story change but again was just in the wrong sector at the wrong time.  The other negative contributor to performance was True Religion Apparel. This stock was punished repeatedly after a financial reporter continuously accused the company of channel stuffing to meet their excellent financial results. Despite the company’s denials, the stock continued to fall and we exited our position.

We continue to purchase and hold positions in companies that meet our stringent fundamental requirements.  We are confident that as the Fed nears the end of the rate increases and the economy survives that investors will flock back into consistent earning companies and strong growers and we will be positioned to take advantage of that reallocation.

Again, as a fellow shareholder, I would like to thank you for the trust you have placed in us tThe Fund’s portfolio holdings are subject to change and should not be considered to be a recommendation to buy or sell individual securities.  The information contained herein is derived from sources believed to be reliable.  However, we do not represent that this information is complete or accurate and should not be relied on as such.

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  The S&P 500/BARRA Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have higher price-to-book ratios. You cannot invest directly in an index.

*The S&P 500 BARRA Growth Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio.  Each company in the S&P 500 Index is assigned to either the BARRA Value or the BARRA Growth based on this ratio.

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of June 30, 2006
% of fund's net assets
Under Armour Inc.	4.3
Grant Prideco Inc.	4.1
Expeditors International	4.0
Cognizant Technology Solutions Corporation	3.8
Hansen Natural Corporation	3.8
Chicago Mercantile Exchange	3.8
Old Dominion Freight Line Inc.	3.8
Laboratories Corporation of America	3.7
Ametek Inc.	3.5
Jacobs Engineering Group Inc.	3.4
38.2

Top Five Market Sectors as of June 30, 2006
% of fund's net assets
Financials	22.0
Information Technology	21.5
Industrials	21.0
Consumer Discretionary	17.3
Energy	6.9

Asset Allocation (% of Fund's net assets)
As of June 30, 2006

Bryce Capital Growth Fund
Investments June 30, 2006
Showing Percentage of Net Assets

COMMON STOCK - 99.2%
	Shares	Value
Industrials - 21.2%
Ametek	2,900	$137,402
Ceradyne Inc.	2,650	131,148
Expeditors International	2,800	156,828
Jacobs Engineering Group	1,675	133,397
L-3 Communications Holdings Inc.	1,450	109,359
Old Dominion Freight Line Inc.	3,900	146,601
		814,735
Consumer Discretionary - 17.4%
American Eagle Outfitters Inc.	3,800	129,352
Kohls Corp.	2,100	124,152
Michaels Stores Inc.	3,125	128,875
Monarch Casino & Resorts Inc.	4,300	120,916
Under Armour Inc.	3,925	167,283
		670,578
Consumer Staples - 3.8%
Hansen Natural Corporation	775	147,537
		147,537
Energy - 6.9%
Grant Prideco Inc.	3,575	159,981
Precision Drilling Trust Unit	3,200	106,240
		266,221
Financials - 22.2%
Affiliated Managers Group, Inc.	1,300	112,957
Chicago Mercantile Exchange	300	147,345
Investors Financial Services Corp.	2,775	124,598
Merrill Lynch & Co.	1,650	114,774
Northern Trust Co.	2,325	128,573
Options Xpress	4,350	101,398
Zions Bancorp	1,575	122,755
		852,400

Bryce Capital Growth Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Health Care - 6.8%
Gilead Sciences	1,975	116,841
Laboratories Corp. of America Holdings	2,300	143,129
		259,970

Information Technology - 21.7%
Apple Computer Inc.	2,025	115,668
Cognizant Technology Solutions	2,200	148,214
Digital River	2,150	86,839
Google Inc.	300	125,799
Marvell Technologies, Inc.	2,300	101,959
Paychex Inc.	3,125	121,813
Smith Micro Software Inc.	8,300	132,966
		833,258

TOTAL COMMON STOCKS		3,844,699

MONEY MARKET FUNDS - 0.8%

Bank of New York Money Market Fund		35,084

TOTAL MONEY MARKET FUNDS		35,084

NET INVESTMENT ASSETS - 100.0%		3,879,783

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value
	(Cost $3,421,863) (Note 2)	$ 3,844,699
	Cash and Cash equivalents	35,084
	Dividends and interest receivable	2,095
	Receivable for Capital Stock	15,284
	Receivable for securities sold	102,966
	Due from advisor	81,731

	Prepaid expenses and other assets	(9,171)
	Total Assets	4,072,688

Liabilities:
	Payable for investments purchased	123,805
	Accrued Advisory Fees	0
	Accrued expenses and other liabilities	11,984
	Total Liabilities	135,789

	Net Assets	$ 3,936,899
	Total Liabilities and Net Assets	4,072,688
Net Assets Consist Of:
	Paid in capital	$ 3,759,886
	Accumulated net investment loss	(30,585)
	Accumulated net realized loss from security transactions	(215,238)
	Net unrealized appreciation of investments	422,836

		$ 3,936,899

	Shares Outstanding	345,578

	Net asset value and redemption price per share	$ 11.39

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2005 through June 30, 2006

	Bryce Capital
	Growth Fund
Investment Income:	2006	2005
Dividends	$ 14,618	$ 4,245
Interest	1,525	211
Total investment income	16,143	4,456

Expenses:
Advisory fees (Note 3)	30,508	12,138
Accounting fees	17,030	19,272
Transfer agent fees	15,807	8,165
Legal fees	11,585	9,666
Audit fees	10,899	5,700

Registration fees	5,998	8,061
Insurance expense	7,361	2,075
Shareholder reporting expense	8,744	2,519
Miscellaneous Expense	2,912	7,755
Custody fees	3,300
Total expenses	114,144	75,351

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(77,120)	(61,191)
Net expenses	37,024	14,160
Net investment loss	(20,881)	(9,704)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 2 and 4):
Net realized gain/(loss) from security transactions	(79,497)	(135,741)
Net change in unrealized appreciation of investments	208,977	213,859
Net realized and unrealized gain on investments	129,480	78,118

Net increase in net assets resulting from operations	$ 108,599	$ 68,414

BRYCE CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period of July 1, 2005 through June 30, 2006

	Bryce Capital
	Growth Fund
From Operations:	2006	2005
Net investment loss	$ (20,881)	$ (9,704)
Net realized loss from security transactions	(79,497)	(135,741)
Net change in unrealized appreciation
of investments	208,977	213,859
Net increase in net assets
resulting from operations	108,599	68,414

From Capital Share Transactions:
Shares sold	1,749,442	2,355,396

	Shares redeemed	(243,181)	(151,771)
	Net increase in net assets from
	capital share transactions	1,506,261	2,203,625

	Net increase in net assets	1,614,860	2,272,039

Net Assets:
	Beginning of Period	2,322,039	50,000
	End of Period*	$3,936,899	$2,322,039
	* Includes accumulated net investment loss of:	$ (30,585)	$ (9,704)

Capital Share Transactions:
	Shares as of June 30, 2005	216,908	5,000
	Shares sold	148,816	226,970
	Shares redeemed	(20,181)	(15,062)
	Shares as of June 30, 2006	345,578	216,908

	* Commencement of operations

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the Period Ended
	June 30, 2005

		Bryce Capital
		Growth Fund

Net Asset Value, Beginning of Period		$10.71	$10.00

Income (Loss) From
Investment Operations:
Net investment loss (2)		-0.07	-0.09
Net realized and unrealized gain (loss)

from investment operations (2)	0.75	0.80
Total from investment operations	0.68	0.71

Net Asset Value, End of Period	$11.39	$10.71

Total Return (3)	6.4%	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$3,937	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement	3.41%	7.99%
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement	-2.92%	-7.53%
Ratio of net investment loss to average
net assets, after waiver/reimbursement	-0.62%	-1.03%

Portfolio Turnover Rate	41.91%	123.20%

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(4) Annualized.

Bryce Capital Value Fund:

The Bryce Capital Value Fund continued to perform well versus the benchmark S&P 500. Over the past year through June 30, 2006, the Fund has outperformed the S&P by 7.6%.  Since inception the Fund has outperformed the S&P by 19.1%, up 31.2% since September 14, 2004.  This Fund has received national attention for the performance being generated, having been ranked first in its category in publications such as Smart Money.

During the first six months of this year, the Value Fund was repositioned slightly as we realized some big gains in the energy sector. We reduced the overweight in that sector and used the proceeds to increase our weightings in the financial and consumer staples areas.  The fund had the largest sector weighting in industrials and that sector also had the largest positive contribution to performance.  The largest gainer in the first half of the year was Celadon Group.  This stock was up 72.2% in the first half of the year proving that strong performance need not come from cutting edge technology. Celadon is a long haul trucking company, providing trucking services between the United States, Canada and Mexico.  Celadon was rewarded by reporting very strong earnings and above expectation orders for their services.  The second largest contributor also from the industrial sector was Encore Wire Corporation, up 57.9% in the first half.  This company manufactures copper electrical building wire and non-metallic cable and benefited tremendously from the boom in new construction and the rebuild around the Gulf Coast as a result of Katrina.  Other big winners were Carptenter Technologies up 39% as the demand for raw materials was high, Diodes a semiconductor device maker up 33.5% and Armor Holdings a body armor manufacturer up 28.6% due to strong orders from the military.

On the downside, performance was negatively impacted by a few names that we eliminated during the first six months of the year.  Timken Company was the biggest loser down 23.4% during the period. Timken manufactures anti-friction bearings and steel. The majority of their products are used in automobiles and the problems felt by the domestic auto makers trickled down to this company as they took a large reserve in anticipation of slow moving inventory.  The second largest loser during this period in the Fund was Gibraltar Steel.  The steel maker and distributor reported very strong earnings and demand, but was hit when the price of steel dropped off of reports of a decrease in demand from anticipated housing slowdowns.  Jakks Pacific develops and markets toys and related leisure products and was the Fund’s third largest loser down 20.6% during the period.  This company guided down expectations going forward citing expected slowing in purchases for their products as a result of consumers spending additional money on energy expenses and having less available for truly discretionary items.  We eliminated this position from the Fund as well.

We will continue to stick with the strict parameters we employ when researching a company for inclusion in the Fund and feel that these criteria will continue to reward shareholders. We feel that the fund is positioned well based on the current economic environment as well as going forward. Again, as a fellow shareholder, I would like to thank you for your investment in the Bryce Capital Value Fund.

The Fund’s portfolio holdings are subject to change and should not be considered to be a recommendation to buy or sell individual securities.  The information contained herein is derived from sources believed to be reliable.  However, we do not represent that this information is complete or accurate and should not be relied on as such.

*The S&P 500 Index is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  The S&P 500/BARRA Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have higher price-to-book ratios. You cannot invest directly in an index

*The S&P 500 BARRA Growth Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio.  Each company in the S&P 500 Index is assigned to either the BARRA Value or the BARRA Growth based on this ratio.

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of June 30, 2006
% of fund's net assets
Celadon Group Inc.	2.6
Carpenter Technology	2.5
Encore Wire Corporation	2.4
Piper Jaffray	2.4
Archer Daniels	2.3
Oceaneering International	2.3
Diodes	2.1
Guess Inc.	2.1
Prudential Financial	2.1
MetLife Inc.	2.1
22.9

Top Five Market Sectors as of June 30, 2006
% of fund's net assets
Industrials	26.2
Financials	18.7
Consumer Discrtionary	13.2
Consumer Staples	12.1
Information Technology	9.4

Asset Allocation (% of Fund's net assets)
As of June 30, 2006

Bryce Capital Value Fund
Investments June 30, 2006
Showing Percentage of Net Assets

COMMON STOCK - 99.6%
	Shares	Value
Industrials - 26.3%
Ametek Inc.	2,450	$ 116,081
Armor Holdings	2,000	109,660
BE Aerospace	4,475	102,299
CSX Corporation	1,750	123,270
Celadon Group Inc.	6,975	153,729
Encore Wire Corp.	4,050	145,557
Ingersoll-Rand Co. Ltd.	2,700	115,506
Jacobs Engineering Group Inc.	1,475	117,469
KForce Inc.	7,250	112,302
Mobile Mini Inc.	3,950	115,577
OMI Corp.	5,425	117,451
Paccar Inc.	1,450	119,451
Precision Castparts Corp.	1,870	111,751
		1,560,103
Consumer Discretionary - 13.3%
Aldila Inc.	3,600	91,152
Gildan Activewear	2,600	122,200
Guess Inc.	3,050	127,338
J C Penney Corporation, Inc.	1,700	114,767
O'Reilly Automotive Inc.	3,450	107,605
Sears Holdings Corporation	700	108,388
VF Corp.	1,725	117,162
		788,612
Consumer Staples - 12.1%
Archer Daniels	3,350	138,288
Church & Dwight	3,325	121,097
Energizer Holdings	1,950	114,211
Heinz Co.	2,800	115,416
Ralcorp Holdings Inc.	2,700	114,831
Walt Disney Company	3,825	114,750
		718,593

Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Energy - 8.2%
ATP Oil & Gas Corp.	2,700	113,211
Giant Industries Inc.	1,750	116,463
Oceaneering International	2,950	135,257
Range Resources Corp.	4,500	122,355
		487,286
Financials - 18.8%
Cash America International	3,900	124,800
Goldman Sachs Group, Inc.	800	120,344
Lazard Ltd.	2,875	116,150
MetLife Inc.	2,450	125,465
Morgan Stanley & Co.	1,900	120,099
Northern Trust Co.	2,150	118,895
Piper Jaffray	2,325	142,313
Prudential Financial	1,625	126,262
World Acceptance Corp.	3,450	122,544
		1,116,872
Health Care - 3.7%
Johnson & Johnson	1,775	106,358
Qwest Diagnostics	1,875	112,350
		218,708
Materials - 8.1%
Alcan	2,350	110,309
Carpenter Technology	1,275	147,263
Metal Management	3,925	120,183
Universal Forest Products	1,675	105,073
		482,828
Information Technology - 9.5%
Aladdin Knowledge Systems Ltd.	5,225	106,329
Diodes	3,075	127,428
Lexmark International	2,100	117,243
Packeteer Inc.	9,050	102,627
Seagate Technologies	4,775	108,106
		561,733

Bryce Capital Value Fund
Investments - continued

MONEY MARKET FUNDS - 0.4%
	Shares	Value

TOTAL COMMON STOCKS	151,070	5,934,735

Bank of New York Money Market Fund		57,694

TOTAL MONEY MARKET FUNDS		57,694

NET INVESTMENT ASSETS - 100.0%		5,992,429

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value
	(Cost $5,117,406 ) (Note 2)	$5,934,735
	Cash and Cash equivalents	57,694
	Subscription Receivable	15,285
	Dividends and interest receivable	1,704
	Receivable for securities sold	200,618
	Due from advisor	70,827
	Prepaid expenses and other assets	(9,171)
	Total Assets	6,271,692

Liabilities:
	Payable for investments purchased	247,431
	Accrued Advisory Fees	0
	Accrued expenses and other liabilities	9,294
	Total Liabilities	256,725

	Net Assets	$6,014,967
	Total Liabilities and Net Assets	6,271,692
Net Assets Consist Of:
	Paid in capital	$5,309,102
	Accumulated net investment loss	(25,356)
	Accumulated net realized gain from security transactions	86,108

Net unrealized appreciation of investments	817,329

$6,014,967

Shares Oustanding	458,525

Net asset value and redemption price per share	13.12

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2005 through June 30, 2006

	Bryce Capital
	Value Fund
Investment Income:	2006	2005
Dividends	$ 24,577	$ 10,966
Interest	4,039	655
Total investment income	28,616	11,621

Expenses:
Advisory fees (Note 3)	41,968	15,706
Accounting fees	16,886	21,418
Transfer agent fees	17,589	8,228
Legal fees	9,707	10,131
Audit fees	10,899	5,700
Registration fees	6,709	8,061
Insurance expense	6,085	2,075
Shareholder reporting expense	3,882	2,518
Custody fees	6,343	12,350
Misc Fees and Expense	2,912	0
Total expenses	122,980	86,187

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(76,902)	(66,672)
Net expenses	46,078	19,515
Net investment loss	(17,462)	(7,894)

Net Realized and Unrealized Gain/(Loss)

on Investments (Notes 2 and 4):
Net realized gain/(loss) from security transactions	56,915	(143,023)
Net change in unrealized appreciation of investments	495,400	321,929
Net realized and unrealized gain on investments	552,315	178,906

Net increase in net assets resulting from operations	$ 534,853	$ 171,012

BRYCE CAPITAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period of July 1, 2005 through June 30, 2006

	Bryce Capital
	Value Fund
	2006	2005
Net investment loss	$ (17,462)	$ (7,894)
Net realized loss from security transactions	56,915	(143,023)
Net change in unrealized appreciation
of investments	495,400	321,929
Net increase in net assets
resulting from operations	534,853	171,012

From Capital Share Transactions:
Shares sold	2,839,759	2,803,657
Shares redeemed	(318,718)	65,596
Net increase in net assets from
capital share transactions	2,521,041	2,738,061

Net increase in net assets	3,055,894	2,909,073

Net Assets:
Beginning of Period	$2,959,073	50,000
End of Period*	$6,014,967	$2,959,073
* Includes accumulated net investment loss of:	$ (25,356)	$ 7,894

Capital Share Transactions:

Shares as of June 30, 2005	264,298	5,000
Shares sold	218,142	265,534
Shares redeemed	(23,915)	(6,236)
Shares as of June 30, 2006	458,525	264,298

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

For the Period Ended
June 30, 2006

	Bryce Capital
	Value Fund

Net Asset Value, Beginning of Period	$11.20	$10.00	(1)

Income (Loss) From
Investment Operations:
Net investment loss (2)	-0.05	-0.06
Net realized and unrealized gain (loss)
from investment operations (2)	1.97	1.26
Total from investment operations	1.92	1.20

Net Asset Value, End of Period	$13.12	$11.20

Total Return (3)	17.1%	12.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$6,015	$2,959
Ratio of expenses to average net
assets, before waiver/reimbursement	2.63%	7.20%	(4)
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.25%	1.25%	(4)
Ratio of net investment loss to average
net assets, before waiver/reimbursement	-2.02%	-6.23%	(4)
Ratio of net investment loss to average
net assets, after waiver/reimbursement	-0.37%	-0.65%	(4)

Portfolio Turnover Rate	40.26%	147.52%

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(4) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2006

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the

Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the period ended June 30, 2005, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$76,902
Bryce Capital Growth Fund	$77,120

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the period ended June 30, 2006, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period ended June 30, 2006 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$7,724,310	$5,363,526
Sales	$5,281,566	$3,942,434

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$883,249	$517,421
Gross unrealized depreciation	$(65,920)	$(94,585)
Net unrealized appreciation	$817,329	$422,826

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption/exchange fees1; and (2) ongoing costs, including management fees; distribution and service fees (12b-1) fees2; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in our Funds and to compare these costs with the ongoing costs of other mutual funds.

The example is based on an investment on $1,000 made at the beginning of the period and held for the entire period from December, 2005 to June 30, 2006.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund.  You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 divided by $1,000 =8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Funds and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in our Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees.  Therefore the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Bryce Value Fund	Expense Ratio	Beginning Account Value 1/01/06	Ending Account Value[3] 6/30/06	Expenses Paid 1/01/06–06/30/06
Actual	1.25%	$1,000	$1,018.60	$6.30
Hypothetical	1.25%	$1,000	$1,018.60	$6.30

Bryce Growth Fund	Expense Ratio	Beginning Account Value 1/01/06	Ending Account Value[3] 6/30/06	Expenses Paid 1/01/06–06/30/06
Actual	1.25%	$1,000	$1,018.60	$6.30
Hypothetical	1.25%	$1,000	$1,018.60	$6.30

1 Bryce Capital Funds are no-load funds.  There is no front or back end sales charge. Each Fund is required by law to assess a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days.

2 Bryce Capital Funds do not pay any distribution or service (12b-1) fees. On June 28, 2004, the Trust’s Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the “12b-1 Plan”) that will not be implemented until a later date, to be determined by the Board of Trustees.

3 Return and expenses amortized for partial year 1/01/06 to 06/30/06.

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Pamela Evans, 48	Trustee	2004	See Below	2
Robert Wayland-Smith 62	Trustee	2004	See Below	2

*

Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 39	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 53	CFO	2004	Principal – Bryce Capital	2

*

Please see each Board member’s personal description below.

Pamela Evans.  Ms. Evans has more than 23 years of sales, marketing and operating experience in the global markets. As a marketing executive dealing with innovative, durable and consumer packaged goods, she has worked with Eveready Battery Company, Ralston Purina, Union Carbide, Olympus America, Esselte Pendaflex and, most recently, The Sentry Group. In each case she has provided strategic planning, brand building and revitalizing and increased corporate positions in the marketplace.

At Sentry Group she played a key role in increasing global sales and new product introduction. She is currently working with Proctor and Gamble and the Gillette Company on strategic shopper based design initiatives.

Ms. Evans is on the Board of Directors of The Humane Society at Lollypop Farm, The Little Theatre In Rochester and is a member of the Board of Advisors of Electri-Cord Manufacturing Company.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.  Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

Your Notes

Bryce Capital Funds

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

Copyright 2005 Bryce Capital Management, LLC

Item 2. Code of Ethics.   Exibit a(1) Code of Ethics

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

8/29/06

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

8/29/06